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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                              -----------------------


Date of Report (Date of earliest event reported):             October 22, 1998
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)


      New York                             No. 1-10299        13-3513936
      --------                             -----------        ----------

(State or other jurisdic-                 (Commission        (IRS Employer
 tion of incorporation)                   File Number)       Identification No.)

233 Broadway, New York, New York                                  10279-0003
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:(212) 553-2000
                                                   --------------




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Item 2.  Acquisition or Disposition of Assets.
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     (a) On October 22, 1998,  the Registrant  completed the  disposition of its general merchandise operations in Germany and Austria. The disposition was made pursuant to a Purchase Agreement ("Purchase Agreement"), dated as of September 20, 1998, among Retail Company of Germany, Inc., a subsidiary of the Registrant ("RCG"), the Registrant, Dr. Peter Wessels Vermogensverwaltungs GmbH and Dr. Peter Wessels Beteiligungsverwaltungs GmbH (the "Purchasers"), whereby RCG, sold all of the shares held by RCG in Deutsche Woolworth GmbH ("Woolworth Germany"), Meyer Der Schuh Beteiligungs-GmbH and Co. KG and Krone Grundstucksgesellschaft mbH in Germany, and in F. W. Woolworth Co. Ges. m.b.H. in Austria, to the Purchasers. The Purchasers are newly formed corporations organized by Electra Fleming, an investment firm based in London.

     (b) The Registrant received gross cash consideration from the Purchasers of DM 950 million. Of the amount, the Registrant expects to invest DM 15 million in the Purchasers, which would represent less than 10 percent of the equity in the Purchasers. The amount of the consideration received by the Registrant was negotiated by the parties.

     (c) Woolworth Germany will continue to lease two retail outlets to the Registrant's subsidiary, Foot Locker Germany GmbH ("Foot Locker Germany"). Additionally, Woolworth Germany will continue to provide certain administrative services for Foot Locker Germany until not later than January 31, 1999. The Registrant will continue to provide to Woolworth Germany certain management information systems services until not later than January 31, 1999, as well as certain sourcing services, through its subsidiary, Venator Group Sourcing, Inc., until not later than September 30, 1999.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (b) Pro Forma Financial Information
         --------------------------------

     It is impracticable for the Registrant to file unaudited pro forma financial information required by Item 7(b) of the Current Report on Form 8-K at this time. The Registrant will file unaudited pro forma financial information giving effect to the disposition of its general merchandise operations in Germany and Austria for the year ended January 31, 1998 and as of and for the six months ended August 1, 1998 as soon as practicable and in any event no later than the date on which the Registrant is required to file such information pursuant to Item 7(b)(2) of the Current Report on Form 8-K.



(c)  Exhibits
     --------

     In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 4.

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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.



                                               VENATOR GROUP, INC.
                                               -------------------
                                                  (Registrant)



Date:  November 6, 1998                        BY: /s/ Reid Johnson
                                               --------------------
                                               Reid Johnson
                                               Senior Vice President and
                                               Chief Financial Officer











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                              VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


Exhibit No. in Item 601
    of Regulation S-K                          Description
    -----------------                          -----------

           2 Purchase Agreement dated as of September 20,1998 among Retail Company of Germany, Inc., the Registrant, Dr. Peter Wessels Vermogensverwaltungs GmbH and Dr. Peter Wessels Beteiligungsverwaltungs GmbH. Pursuant to Item 601 of Regulation S-K, the Registrant agrees to furnish supplementally to the Commission upon request a copy of the disclosure schedules to the Purchase Agreement.

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